PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS - Summary of Prepayments, Other Receivables and Other Assets (Details) - Prepayments, Other Receivable and Other Assets - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure Of Prepayments Other Receivables And Other Assets [Line Items]
Other Collaboration Receivables	$ 112,656	$ 54,078
Interest receivable	0	47
Other receivables	780	790
Lease receivables	568	1,388
VAT recoverable	4,597	717
Prepayments	12,374	12,231
Total	$ 130,975	$ 69,251